Cortex Pharmaceuticals, Inc. to Present at Rodman & Renshaw 16th Annual Global Investment Conference

CEO to Present Strategic Initiatives in Respiratory Disorders and Key Objectives

September 4, 2014, 5:20pm EDT

Glen Rock, N.J. September 5, 2014/Globe Newswire - Cortex Pharmaceuticals, Inc. (OTC: CORX) (“Cortex” or the “Company”), a leader in developing drugs for respiratory disorders, particularly drug-induced respiratory depression as well as obstructive, central and mixed sleep apneas, announces that it will be presenting at the Rodman & Renshaw 16th Annual Global Investment Conference (www.rodm.com). The conference will be held September 8 – 10, 2014 at the New York Palace Hotel sponsored by H.C. Wainwright & Co., LLC. The Company’s Executive Chairman and CEO, Arnold S. Lippa, Ph.D. is currently scheduled to present at 3:45pm EDT on Wednesday, September 10, 2014.

The conference is attended by public companies, institutional investors, industry executives, private equity firms, private companies, venture capitalists, business development executives and sophisticated private investors.

The presentation will be available by live webcast. To access the live audio webcast, please log onto Cortex’s website (www.cortexpharm.com), click on the investors tab and follow the links and instructions or go to http://www.wsw.com/webcast/rrshq24/corx. A copy of the slide presentation to be presented is being filed on a Current Report on Form 8-K and will also available on Cortex’s website in the investors section.

Dr. Lippa will present details of Cortex’s initiatives with dronabinol for obstructive sleep apnea (Phase-II), CX-1739 (oral) for drug-induced respiratory depression and central sleep apnea (both Phase-IIa) and CX-1942 (injectable) for drug-induced respiratory depression (preclinical) as well as background data.

About Cortex Pharmaceuticals, Inc.

Cortex Pharmaceuticals, Inc. is a biopharmaceutical company currently engaged in the discovery and development of drugs for the treatment of respiratory disorders. Drug candidates are currently derived from two platforms, as described below.

The first platform is a class of compounds known as ampakines that act as positive allosteric modulators of AMPA glutamate receptors. Several ampakines in both oral and injectable form are being developed by Cortex for the treatment of drug induced respiratory depression caused by opiates and anesthetics. In preclinical and clinical studies, such drugs have shown preliminary efficacy in central sleep apnea and restored normal respiration without altering the analgesic effects of opiates or the anesthetic effects of drugs such as propofol. The Company’s compounds belong to a new generation of ampakines that do not display the undesirable side effects displayed by previous compounds.

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com

The second platform is the class of compounds known as cannabinoids, in particular, dronabinol. In a double-blind, placebo-controlled, dose-ascending Phase 2A clinical study conducted by the Company, dronabinol significantly improved measures of sleep apnea in a group of patients with obstructive sleep apnea. A larger 120 patient, double-blind, placebo-controlled Phase 2B study is currently being conducted by the University of Illinois and is being funded by the National Institutes of Health.

Additional information about Cortex and the matters discussed herein can be obtained on the Company’s web-site at www.cortexpharm.com or in the Company’s filings on EDGAR at www.sec.gov.

Special Note Regarding Forward-Looking Statements:  Certain statements included or incorporated by reference in this news release, including information as to the future financial or operating performance of the Company and its drug development programs, constitute forward-looking statements. The words "believe," "expect," "anticipate," "contemplate," "target," "plan," "intend," "continue," "budget," "estimate," "may," "schedule" and similar expressions identify forward-looking statements. Forward-looking statements include, among other things, statements regarding future plans, targets, estimates and assumptions. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Many factors could cause the Company's actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. Due to these various risks and uncertainties, actual events may differ materially from current expectations. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. Forward-looking statements are made as of the date of this news release and the Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or results or otherwise.

Company Contact:

Jeff Margolis

Vice-President and Secretary

Telephone: (917) 834-7206

E-mail: jmargolis@cortexpharm.com

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com